Explanatory Note

This Amended Current Report on Form 8-K is being filed to advise that the filing pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934 relating to Registration Statement No. 333-125937 (the "Registration Statement") submitted on December 8, 2005 (SEC Accession Number 0000945094-05-000690) was erroneously filed under File Number 333-112249 for Allstate Life Global Trust 2005-8 (the "Trust"). The correct File Number for the Trust is, and such filing was intended to be made, under File Number 333-125937. The December 8, 2005 filing must not be relied upon for any purposes.


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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 2, 2005

                          Allstate Life Global Funding
                                 as depositor of

                    Allstate Life Global Funding Trust 2005-8

             (Exact name of registrant as specified in its charter)

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

          Delaware                                001-32192                           Not applicable
(State or other jurisdiction of            (Commission File Number)                   (IRS Employer
       incorporation)                                                               Identification No.)
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                            c/o AMACAR Pacific Corp.
                             6525 Morrison Boulevard
                                    Suite 318
                               Charlotte, NC 28211
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (704) 365-0569


================================================================================

Item 8.01.  Other Events

         Allstate Life Insurance Company ("Allstate Life"), the issuer of the Funding Agreement which secures the notes issued through the Allstate Life Global Funding Trust 2005-8 (the "Trust"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which means that it files periodic reports, including reports on Form 10-K and 10-Q, and other information with the Securities and Exchange Commission (the "Commission"). All of the reports and other information filed by Allstate Life under the Exchange Act are incorporated by reference into the registration statement filed with the Commission by Allstate Life and Allstate Life Global Funding ("Global Funding") (SEC Registration No. 333-125937) related to the offering, from time to time, of medium term notes by one or more newly formed Delaware statutory trusts, including the notes issued through the Trust, and into each periodic report on Form 10-K of Global Funding and the Trust. The Quarterly Report filed by Allstate Life on Form 10-Q for the quarter ended September 30, 2005 was also incorporated by reference into the Current Report on Form 8-K of Global Funding and the Trust filed with the Commission on November 8, 2005. You can read and copy any reports or other information that Allstate Life files under the Exchange Act at the SEC's public reference Room 1580, 100 F Street, N.E., Washington, D.C. 20549. You can also request copies of such documents upon payment of a duplicating fee, by writing to the SEC's public reference room. You can obtain information regarding the public reference room by calling the SEC at 1-800-SEC-0330. Such filings of Allstate Life are available to the public from commercial document retrieval services and over the internet at http://www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC web site into this report).

Item 9.01.  Financial Statements and Exhibits

         The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-125937), as amended, of Global Funding and Allstate Life, filed with the Securities and Exchange Commission on June 17, 2005 and amended on August 2, 2005.

(c)      Exhibits

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Exhibit 1             Series Instrument, dated as of November 29, 2005 relating to the Trust.

Exhibit 4             Closing Instrument, dated as of December 2, 2005 relating to the Trust.

Exhibit 5.1           Opinion of Michael J. Velotta, Esq., in-house counsel to Allstate Life.

Exhibit 5.2           Opinion of LeBoeuf, Lamb, Greene & MacRae LLP, special counsel to Global Funding.
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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Allstate Life Global Funding,
                            as depositor of
                            Allstate Life Global Funding Trust 2005-8
                            (Registrant)

                      By:   AMACAR Pacific Corp.,
                            not in its individual capacity,
                            but solely as administrator*

                      By: /s/ Evelyn Echevarria
                          ----------------------------
                          Name:    Evelyn Echevarria
                          Title:   Vice President



Date: January 25, 2006


--------
* Allstate Life Global Funding and Allstate Life Global Funding Trust 2005-8 are statutory trusts organized under the laws of the State of Delaware and have no officers. AMACAR Pacific Corp., as administrator, is the sole provider of administrative services to Allstate Life Global Funding and Allstate Life Global Funding Trust 2005-8.

                                  EXHIBIT INDEX


Exhibit
Number                                                        Description
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Exhibit 1             Series Instrument, dated as of November 7, 2005 relating to the Trust.

Exhibit 4             Closing Instrument, dated as of November 14, 2005 relating to the Trust.

Exhibit 5.1           Opinion of Michael J. Velotta, Esq., in-house counsel to Allstate Life.

Exhibit 5.2           Opinion of LeBoeuf, Lamb, Greene & MacRae LLP, special counsel to Global Funding.

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